Income taxes	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Income taxes
11. Income taxes
The following income taxes are recognized in profit or loss:

Income taxes	Years Ended December 31,
in €‘000	2019	2020	2021
Current tax expense:
Current year	1,477	2,746	12,564
Changes in estimates related to prior years	4,450	1,077	2,051
Deferred tax expense:
Origination and reversal of temporary differences	(30,130)	3,700	1,567
Impact of changes in tax rates	3,973	—	—
Recognition of previously unrecognized deferred tax assets	(1,680)	(204)	(5,145)

Income tax (benefit) expense reported in profit or loss	(21,910)	7,319	11,037

In 2021, changes in estimates related to prior years was €2,051, and in 2019, was €4,450 primarily relating to tax expenses in regard to prior years in Norway.
New income tax regulations for Switzerland in 2019:
As of May 19, 2019, Switzerland approved a change in the Swiss Tax Code, which grants the cantons more freedom in their tax governance. In general, tax rates are lowered, but in the case of Sportradar, privileges for entities which obtain the majority of their revenue abroad are also abolished. Consequently, the effective tax rate for Sportradar increased from 9% to 14.5% from January 1, 2020.
Since the change in tax rate was enacted in 2019, it is immediately applicable. Consequently, Sportradar applied the 14.5% rate in measuring its deferred tax assets/liabilities as of December 31, 2019.
In addition, entities including Sportradar AG, which previously benefitted from the 9% rate due to their international activities, are deemed to dispose and reacquire their overseas operations free of tax. The uplift in value of these operations is then deductible for tax purposes over the next ten years
(Tax-step
up). Within Sportradar AG this
tax-free
step-up
amount totals €1,948.0 million. This represents a deductible temporary difference as this is a tax basis for an asset which has no carrying value on the group balance sheet. As of December 31, 2019, a deferred tax asset of €17.0 million was recognized based on the level of suitable taxable profits forecast over the next 10 years. As of December 31, 2021
,
the deferred tax asset amounts to € 15.6 million.
The reconciliation of the changes in the net deferred tax asset recognized in the consolidated statement of financial position, net:

in €‘000	2020	2021
Net deferred tax / asset as of January 1,	20,122	16,564
Additions from business combinations	—	(17,725)
Recognized in other comprehensive income	136	202
Recognized in profit or loss	(3,496)	3,577
Foreign currency translation adjustment	(198)	(1,188)

Net deferred tax asset as of December 31,	16,564	1,430

The decrease in the net deferred tax asset in respect of additions from business combinations related to the acquisition of Atrium Sports, Inc., Fresh Eight Limited and Interact Sport Pty Ltd (see note 3).
The deferred tax assets and liabilities relate to the following items:

	December 31,
	2020		2021
in €‘000	Consolidated statement of financial position	Consolidated statement of profit or loss	Consolidated statement of financial position	Consolidated statement of profit or loss
Other assets and prepayments	3,756	1,436	4,644	(337)
Intangible assets	(8,493)	(4,071)	(19,114)	8,769
Trade and other payables	1,536	205	4,637	2,410
Tax loss carry-forward	3,362	(715)	2,887	(475)
Tax step-up	17,000	—	15,600	(1,400)
Other assets non-current	—	—	(5,119)	(5,119)
Other	(597)	(351)	(2,105)	(271)

Deferred tax income		(3,496)		3,577

Net deferred tax asset	16,564		1,430

Reflected in the consolidated statements of financial position as follows:
Deferred tax assets	22,218		26,908
Deferred tax liabilities	(5,654)		(25,478)

Deferred tax assets, net	16,564		1,430

The applicable tax rate for the tax expense reconciliation below is taken from the income tax rate for the holding entity Sportradar Group AG at 9.0%, 14.5% and 14.5% for the years ended December 31, 2019, 2020 and 2021, respectively. The differences between the income tax expense calculated by the applicable tax rate and the effective income tax are as follows:

	Years Ended December 31,
in €‘000	2019	2020	2021
Net income (loss) before tax	(10,245)	22,125	23,824
Applicable tax rate	9.0%	14.5%	14.5%
Tax benefit (expense) applying the Company tax rate	922	(3,208)	(3,454)
Effect of tax losses and tax offsets not recognized as deferred tax assets	2,613	744	(6,327)
Effect on recognition of deferred tax assets, on previous unused tax losses and tax offsets	1,680	204	5,145
Changes in estimates related to prior years	(4,450)	(1,077)	(2,051)
Effect of non-deductible expenses	(147)	(4,527)	(4,132)
Effect of difference to the Group tax rate	610	935	555
Effects of changes in tax rate (deferred tax rate)	3,973	—	—
Other effects	(291)	(389)	(773)
Tax step up	17,000	—	—

Income tax benefit (expense)	21,910	(7,319)	(11,037)

Effective tax rate	213.9%	33.1%	46.3%

Effect of tax losses and tax offsets not recognized as deferred tax assets during the years ended December 31, 2019 and 2020 are mainly due to the usage of tax losses in the US, Switzerland and Austria, which were previously not recognized as deferred tax asset. For the year ended December 31, 2021 effect relates mainly to losses in the Luxembourg entity, Sportradar Holding AG and Atrium Sports Inc. not recognized as deferred tax asset.
Effect on recognition of deferred tax assets, on previously unused tax losses and tax offsets during the years ended December 31, 2019, 2020 and 2021 are mainly due to the estimation that accumulated losses from Sportradar US are partly recoverable.
For the years ended December 31, 2019 and 2021, the changes in estimates related to prior years mainly relate to prior year tax expenses expected from an ongoing tax litigation in Norway.
Effect of
non-deductible
expenses for the year ended December 31, 2020 mainly relates to the impairment of goodwill for the CGU Sports Media – US which is a non-deductible
expense and in 2021 were the share based compensation relating to the MPP share awards and awards granted to the sellers of Atrium and the participation certificates issued to a director of the Group, which are non-tax
deductible.
For the year ended December 31, 2019, the effect of changes in tax rates mainly relates to the remeasurement of the Swiss deferred tax assets/liabilities, following the aforementioned tax reform.

No deferred tax asset has been recognized in respect of tax losses totaling €24,936 and €2,190,774 for the years ended December 31, 2020 and 2021, respectively. The periods in which the tax loss carryforwards that are not recognized as deferred tax assets may be used are as follows:

Periods in which tax loss carry-forwards not recognized as deferred tax assets may be used	December 31,
in €‘000	2020	2021
Unlimited	7,272	64,797
will expire within 5 years	16,052	17,169
will expire thereafter	1,612	2,133,690
The majority of the
non-recognized
tax loss-carry forwards relates to Sportradar Group AG, Sportradar Capital Sarl SPA and Atrium Sports Inc, Sportradar Americas Inc and Slam InvestCo S.à r.l., where part of the accumulated tax losses is not expected to be recoverable. The €2.1 billion tax losses not recognized as deferred tax assets relate to Sportradar Group AG and the partially written off investment in Sportradar Holding AG and Slam InvestCo S.à r.l. in statutory accounts as a result of a decline in the share price compared to the share price on the date of the IPO.